SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
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  |X|  Preliminary Proxy Statement            |_|  Confidential, For Use of the
  |_|  Definitive Proxy Statement                  Commission Only (as permitted
  |_|  Definitive Additional Materials             by Rule 14a-6(e)(2)
  |_|  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12


                              TARRANT APPAREL GROUP
================================================================================
                (Name of Registrant as Specified in Its Charter)

================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              TARRANT APPAREL GROUP

              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------




TIME....................................     10:00   a.m.    Pacific   Time   on
                                             Thursday, December 4, 2003

PLACE...................................     Tarrant Apparel Group
                                             3151 East Washington Boulevard
                                             Los Angeles, California 90023

ITEMS OF BUSINESS.......................     (1)      To approve the issuance of
                                                      8,817,320 shares of common
                                                      stock     issuable    upon
                                                      conversion      of     the
                                                      outstanding    shares   of
                                                      Series A Preferred Stock.

                                             (2)      To approve an amendment to
                                                      the       Articles      of
                                                      Incorporation  to increase
                                                      the  authorized  number of
                                                      shares  of  common   stock
                                                      from     35,000,000     to
                                                      100,000,000.

                                             (3)      To  approve  the  grant of
                                                      options    to     purchase
                                                      400,000  shares  of common
                                                      stock to our President.

                                             (4)      To  transact   such  other
                                                      business  as may  properly
                                                      come  before  the  Special
                                                      Meeting       and      any
                                                      adjournment             or
                                                      postponement.

RECORD DATE.............................     You  can  vote if at the  close  of
                                             business on October 31,  2003,  you
                                             were a shareholder of the Company.

PROXY VOTING............................     All   shareholders   are  cordially
                                             invited  to  attend   the   Special
                                             Meeting  in  person.   However,  to
                                             ensure your  representation  at the
                                             Special  Meeting,  you are urged to
                                             vote   promptly   by  signing   and
                                             returning the enclosed Proxy card.





_______________, 2003
                                             -----------------------------------
                                             GERARD GUEZ, CHAIRMAN OF THE BOARD

                                                           TARRANT APPAREL GROUP
                                                  3151 EAST WASHINGTON BOULEVARD
                                                   LOS ANGELES, CALIFORNIA 90023
                                                                  (323) 780-8250
PROXY STATEMENT
--------------------------------------------------------------------------------


These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tarrant Apparel Group, a California corporation ("Tarrant," the "Company", "we", or "us"), of Proxies to be voted at our 2003 Special Meeting of Shareholders and at any adjournments or postponements.

You are invited to attend our Special Meeting of Shareholders on Thursday, December 4, 2003, beginning at 10:00 a.m. Pacific Time. The meeting will be held at our corporate headquarters, 3151 East Washington Boulevard, Los Angeles, California, 90023.

It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about November ___, 2003.

SHAREHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on October 31, 2003 are entitled to receive this notice and to vote their shares at the Special Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Special Meeting. As of October 31, 2003, there were 18,597,443 shares of common stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Special Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Special Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Special Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the Special Meeting.

APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK. The approval of the issuance of 8,817,320 shares of our common stock issuable upon conversion of our outstanding shares of Series A Preferred Stock will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Special Meeting. For purposes of the vote to approve the issuance of common stock upon conversion of the Series A Preferred Stock, abstentions will be counted toward the tabulation of votes cast on proposal and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

AMENDMENT TO ARTICLES OF INCORPORATION. The approval of the amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 35,000,000 to

100,000,000 will require the affirmative vote of a majority of our outstanding shares of common stock. For purposes of the vote regarding the increase of the shares of common stock authorized for issuance, abstentions and broker non-votes will have the same effect as votes against approval of the proposal.

APPROVAL OF EXECUTIVE STOCK OPTION GRANT. The approval of the grant of options to purchase 400,000 shares of our common stock to our President will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Special Meeting. For purposes of the vote to approve the stock option grant to our President, abstentions will be counted toward the tabulation of votes cast on proposal and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

VOTING AGREEMENTS. Sanders Morris Harris Inc., which acted as placement agent for the Company with respect to the sale of the shares of Series A Preferred Stock, has entered into voting agreements with certain shareholders of the Company (the "Voting Agreements"), pursuant to which such shareholders have agreed to vote all shares subject to the Voting Agreements in favor of the proposals to approve the issuance of 8,817,320 shares of our common stock issuable upon conversion of our outstanding shares of Series A Preferred Stock and to increase the number of shares of common stock authorized for issuance from 35,000,000 to 100,000,000. Concurrently with the execution of the Voting Agreements, each such shareholder also delivered to Sanders Morris Harris an irrevocable proxy appointing Sanders Morris Harris as proxy to vote the shares in accordance with the Voting Agreements. The number of shares subject to the Voting Agreements is 9,855,518, representing approximately 53% of the issued and outstanding shares of common stock. The shareholders who have executed Voting Agreements are Gerard Guez, our Chief Executive Officer and Chairman of our Board, Todd Kay, the Vice Chairman of our Board, and Jamil Textil, S.A. de C.V.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Special Meeting. However, if any other business shall properly come before the Special Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

ITEM 1: APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A PREFERRED STOCK
--------------------------------------------------------------------------------


Item 1 is the approval of the issuance of up to 8,817,320 shares of our common stock upon conversion of our outstanding shares of Series A Preferred Stock. The Board of Directors has approved, contingent upon approval by the Company's shareholders at the Special Meeting, the issuance of 8,817,320 shares of our common stock (the "Series A Conversion Shares") upon conversion of the Company's outstanding shares of Series A Preferred Stock. The Board of Directors is submitting the proposal to approve the issuance of the Series A Conversion Shares to the shareholders for approval at the Special Meeting.

The Series A Conversion Shares, when issued, would become part of the existing class of common stock and would have the same rights and privileges as the shares of common stock now issued and outstanding. There are no preemptive rights relating to the common stock. As of October 31, 2003, there were 18,597,443 shares of our common stock issued and outstanding. If issued, the Series A Conversion Shares would represent approximately 32% of our issued and outstanding shares of common stock. Our common stock is listed on the Nasdaq Stock Market's National Market System. The continued listing requirements of the Nasdaq Stock Market's National Market System prohibit us from issuing shares of common stock in a non-public offering prior to obtaining shareholder approval if the price per share of the securities in the offering is less than the greater of book value or market value of our common stock and the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the Company before the issuance. Assuming immediate conversion of all of the shares of Preferred Stock, the total number of Series A Conversion Shares would be in excess of the 20% threshold. Therefore, we may not issue the Series A Conversion Shares unless and until the issuance has been approved by our shareholders.

PRIVATE PLACEMENT OF SERIES A PREFERRED STOCK.

In October 2003, we entered into Subscription Agreements with certain investors pursuant to which we sold 881,732 shares of Series A Preferred Stock (the "Preferred Shares") at a price of $38.00 per share in a private placement transaction. We received proceeds of approximately $31.1 million in this transaction, after payment of placement agent fees and other offering expenses. Of these proceeds, we immediately used approximately $25.5 million to pay current liabilities, and we presently intend to use the balance for general working capital purposes.

Sanders Morris Harris Inc. acted as placement agent in connection with the October 2003 private placement financing transaction. For their services as placement agent, we paid Sanders Morris Harris a fee equal to 7% of our gross proceeds from the financing ($2,345,400). We also paid for the out-of-pocket expenses incurred by Sanders Morris Harris and all investors in the amount of $45,000. In addition, we issued to Sanders Morris Harris a warrant to purchase 881,732 shares of our common stock at an exercise price of $4.65 per share. The warrant has a term of 5 years. The warrant vests and becomes exercisable in full on April 17, 2004.

We entered into a registration rights agreement with the purchasers of the Preferred Shares. Pursuant to this registrant rights agreement, we agreed to file a registration statement on Form S-3 registering the resale by the investors of the Series A Conversion Shares and to keep the registration statement effective until the later of one year or until all the Series A Conversion Shares held by the investors may be sold by them pursuant to Rule 144 promulgated under the Securities Act of 1933. This registration rights agreement also provides that if we do not register for resale the Series A Conversion Shares within 60 days of the closing date (or 150 days, which may be extended until April 14, 2004 in certain circumstances, in the event of a full review of the registration statement by the Securities and Exchange Commission), then we must pay each of the investors 1% of the per share purchase price paid by such investor for each Preferred Share purchased for each month thereafter that the investor cannot publicly sell the shares of Common Stock underlying the Preferred Share. The expenses of such registration, other than selling expenses (including broker's fees and commissions), will be borne by us.

REASONS FOR THE PRIVATE PLACEMENT.

Strengthening our working capital is one of the final steps in the restructuring of our business, and will support the growth of our private label, trading company model that fueled profits in the years prior to our Mexico manufacturing initiative. We believe the private placement financing will allow us to maximize growth opportunities that would otherwise be left in incubation. As previously announced, we have entered into an exclusive distribution agreement with Federated Stores for American Rag, Cie, and with Wet Seal for No Jeans. We also manufacture Seven 7, exclusively for Express. Premier retailers have a need to differentiate themselves from their competition, and we want to continue building and improving our process in order to exceed the expectations of our new and existing retail partners.

TERMS OF SERIES A PREFERRED STOCK.

Except as required by law, the Preferred Shares have no voting rights. The Preferred Shares accrue dividends, commencing on March 1, 2004, at an annual rate of 5% of the initial stated value of $38.00 per share, payable quarterly. In the event of a liquidation, dissolution or winding-up of the Company, the Preferred Shares will be entitled to receive, prior to any distribution on the common stock, a distribution equal to the initial stated value of the Preferred Shares plus all accrued and unpaid dividends.

If the shareholders approve the issuance of the Series A Conversion Shares, each Preferred Share will be convertible, at the option of the holder, into 10 shares of our common stock (as adjusted for stock dividends, combinations, splits or similar events), for an aggregate of 8,817,320 shares of common stock. In the event the shareholders approve the issuance of the Series A Conversion Shares, each of the investors in the October 2003 private placement financing transaction has agreed to promptly convert all Preferred Shares into common stock. If the shareholders do not approve the issuance of the conversion shares at the Special Meeting, the Preferred Shares will not be convertible into common stock.

CERTAIN EFFECTS OF THE PROPOSAL.

The Board of Directors believes that the approval of the issuance of the Series A Conversion Shares is in the best interests of the Company and the shareholders. However, the following should be considered by a shareholder in deciding how to vote upon the proposal.

DILUTION. If the issuance of the Series A Conversion Shares is approved by the shareholders at the Special Meeting, the holders of the Preferred Shares would immediately have the right to convert each Preferred Share into 10 shares of common stock, or an aggregate of 8,817,320 shares of common stock. When issued, the Series A Conversion Shares would represent approximately 32% of the Company's outstanding shares of common stock, based upon the 18,597,443 shares of our common stock outstanding as of October 31, 2003. As a result, following conversion of the Preferred Shares and issuance of the Series A Conversion Shares, our shareholders would experience substantial dilution in the percentage of Company equity they own.

EFFECT OF ISSUANCE OF SERIES A CONVERSION SHARES BELOW MARKET PRICE. The effective issuance price of the Series A Conversion Shares is $3.80 per share. The issuance of the Series A Conversion Shares could depress the market price of, and reduce trading activity in, our common stock by increasing the number of shares outstanding. Such downward pressure on our stock price could encourage short sales by certain investors that could place further pressure on the price of our common stock.

PRINCIPAL EFFECTS OF NON-APPROVAL. If the issuance of the Series A Conversion Shares is not approved, the Preferred Shares will not be convertible into common stock. Commencing on March 1, 2004, the holders of the Preferred Shares will be entitled to receive a dividend at an annual rate of 5%. We cannot pay a dividend on our common stock unless all accrued dividends on the Preferred Shares have been paid in full. Additionally, in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to receive approximately $33.5 million plus accrued and unpaid dividends before any distributions are made to the holders of our common stock.

BOARD RECOMMENDATION AND VOTE.

The approval of the issuance of the Series A Conversion Shares will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Special Meeting. The Board of Directors is of the opinion that the issuance of the Series A Conversion Shares is in the best interests of the Company and recommends a vote for the approval of the issuance of the Series A Conversion Shares. All Proxies will be voted to approve the issuance of the Series A Conversion Shares unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF ISSUANCE OF 8,817,320 SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK.

ITEM 2: AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
--------------------------------------------------------------------------------

Item 2 is the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of our common stock authorized for issuance from 35,000,000 to 100,000,000.

Our Board of Directors has approved an amendment (the "Amendment") to our Amended and Restated Articles of Incorporation (the "Articles of Incorporation") that will increase the aggregate number of shares of common stock authorized for issuance from 35,000,000 to 100,000,000 shares. The complete text of the form of the Amendment is set forth as Appendix "A" to this Proxy Statement. The Board of Directors is submitting the Amendment to the shareholders for approval at the Special Meeting.

The additional shares of common stock would become part of our existing class of common stock, and the additional shares, when issued, would have the same rights and privileges as the shares of common stock now issued. There are no preemptive rights relating to the common stock.

The Articles of Incorporation presently authorize the issuance of 35,000,000 shares of common stock and 2,000,000 shares of preferred stock. Of the 35,000,000 presently authorized shares of common stock, 18,597,443 shares were issued and outstanding on October 31, 2003. Of the 2,000,000 shares of presently authorized preferred stock, 1,000,000 shares have been designated Series A Preferred Stock and, of which 881,732 were issued and sold to investors in a private placement financing transaction as described in Item 1 of this Proxy Statement. In addition, excluding those shares of common stock that may be issued pursuant to the conversion of the Series A Preferred Stock, an aggregate of 11,381,732 shares of common stock have been reserved for issuance as of the record date pursuant to outstanding options and warrants and under the Tarrant Apparel Group Employee Incentive Plan. Accordingly, only 5,020,825 shares of common stock remain available for the conversion of the Preferred Shares and other corporate purposes. We will require 8,817,320 shares of common stock available for issuance upon conversion of the outstanding Preferred Shares alone, which exceeds the number of share available for issuance under the Articles of Incorporation.

THE OCTOBER 2003 FINANCING TRANSACTION.

As described in Item 1 above, we entered into Subscription Agreements in October 2003, pursuant to which we sold 881,732 Preferred Shares to certain investors in a private placement transaction. We received proceeds of approximately $31.1 million, after payment of placement agent fees and other offering expenses, from the sale of the Preferred Shares.

Subject to prior shareholder approval, each Preferred Share will be convertible into 10 shares of common stock, for an aggregate of 8,817,320 shares of common stock. This exceeds the number of shares of common stock that remain available under the Articles of Incorporation for issuance by us, after taking into account the number of shares reserved for issuance upon exercise of outstanding stock options and warrants and under the Employee Incentive Plan. Consequently, if the shareholders do not approve the Amendment at the Special Meeting, we will not have a sufficient number of authorized shares of common stock to issue all of the Series A Conversion Shares and maintain the required shares reserved for issuance pursuant to outstanding options and warrants and under our Employee Incentive Plan. As a result, we may not be able to meet our obligation to issue shares upon exercise of outstanding options and warrants and may be prevented from granting additional options to employees under the Employee Incentive Plan.

ADDITIONAL REASONS FOR THE AUTHORIZED SHARE INCREASE.

In addition to providing a sufficient number of available shares of common stock for use in connection with the conversion of the Preferred Shares and upon exercise of options and warrants, the Board of Directors believes that the proposed increase in the authorized shares of common stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such additional shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in our best interests. In addition, the Board of Directors believes that it is desirable for the Company to have the flexibility to issue shares of common stock without further shareholder action, except as otherwise provided by law.

AMENDMENT.

If the Amendment is approved, the introductory paragraph of Article Three of the Articles of Incorporation will read as follows:

         "THREE: This corporation is authorized to issue two classes of shares of stock designated, respectively, "Common Stock" and "Preferred Stock." The number of shares of Common Stock authorized to be issued is 100,000,000 and the number of shares of Preferred Stock authorized to be issued is 2,000,000, all of which shall be without par value."

The only change in Article Three which will be effected if the proposal is approved is the change to the one number set forth in bold face type above. Presently, Article Three provides that the number of shares of common stock that we may issue is 35,000,000. All other provisions of Article Three will remain unchanged.

CERTAIN EFFECTS OF THE AMENDMENT.

The Board of Directors believes that approval of the Amendment is in the best interests of the Company and our shareholders. However, the following should be considered by a shareholder in deciding how to vote upon the Amendment.

If the Amendment is approved, the additional authorized shares would be available for issuance by the Board of Directors in connection with the conversion of the Preferred Shares, upon exercise of options and warrants, and for any proper corporate purpose and for such consideration as the Board of Directors may determine at any time without further shareholder approval except as otherwise required by applicable law or Nasdaq listing rules. If the Amendment is approved, the shareholders could experience substantial dilution in the percentage of our equity they own upon issuance of additional shares by the Board of Directors. The issuance of such additional shares might be disadvantageous to current shareholders in that any additional issuances would potentially reduce per share dividends, if any. Shareholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that we have never paid dividends, have never adopted any policy with respect to the payment of dividends on common stock and do not intend to pay any cash dividends on common stock in the foreseeable future. We instead intend to retain earnings, if any, for use in financing growth and additional business opportunities.

Shareholders should further be aware that failure to approve the Amendment will cause us to be unable to meet our obligations to issue shares of common stock upon conversion of the Preferred Shares (if approved by the shareholders) and upon exercise of outstanding options and warrants.

The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of the Company. However, the issuance of the additional shares of common stock in a transaction could have an anti-takeover effect. Additional shares of common stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares for the purpose of diluting the stock ownership or voting rights of persons seeking to obtain control of the Company. Consequently, the Amendment, if approved, would strengthen the position of the Board of Directors and might make the removal of the Board of Directors more difficult, even if the removal would be generally beneficial to our shareholders. The authorization to issue the additional shares of common stock would provide the Board of Directors with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to the Board of Directors.

The proposed amendment does not change the terms of our common stock, which does not have preemptive rights. The additional shares of common stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of our common stock now authorized.

EFFECTIVE DATE OF THE AMENDMENT.

If the Amendment is approved by the requisite vote of our shareholders, the Amendment will be effective upon the close of business on the date of filing of the Certificate of Amendment of the Articles of Incorporation with the California Secretary of State, which filing is expected to take place shortly after the Special Meeting. However, the exact timing of the filing of the Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to us and our shareholders, and the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to twelve months following shareholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Amendment if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and the shareholders. If this proposal is not approved by the shareholders, then the Certificate of Amendment will not be filed.

BOARD RECOMMENDATION AND VOTE.

The approval of the amendment to the Articles of Incorporation to increase the shares of common stock authorized for issuance from 35,000,000 to 100,000,000 will require the affirmative vote of a majority of our outstanding shares of common stock. The Board of Directors is of the opinion that the Amendment to the Articles of Incorporation is in the best interests of the Company and recommends a vote for the approval of the Amendment. All Proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

ITEM 3:  APPROVAL OF EXECUTIVE STOCK OPTION GRANT
--------------------------------------------------------------------------------

Item 3 is the approval of the grant to Barry Aved of options to purchase 400,000 shares of our common stock. The Board of Directors has approved, contingent upon approval by our shareholders at the Special Meeting, the grant of options to purchase 400,000 shares of common stock to Barry Aved, our President. The Board of Directors is submitting the proposal to approve the stock option grant to our President to the shareholders for approval at the Special Meeting.

TERMS OF OPTION GRANT.

The Compensation Committee of our Board of Directors approved the grant to Barry Aved, our President, of options to purchase 400,000 shares each of the Company's common stock (the "Executive Options"), subject to approval of the Executive Options by the shareholders at the Special Meeting. The exercise price of the Executive Options will be equal to the greater of $3.65 and the closing price of our common stock on the day the grant is approved by the shareholders. As of October 28, 2003, the closing price of our common stock as reported on the Nasdaq National Market System was $4.10 per share. So long as Mr. Aved remains employed with the Company, the Executive Options will vest and become exercisable in four installments of 25,000 shares on the first anniversary of the date of grant, and 125,000 shares on each of the second, third and fourth anniversaries of the date of grant. These Executive Options will expire on the tenth anniversary of the date of grant. Mr. Aved has served on our Board of Directors since December 1996, and previously served as our President from September 1999 until March 2000. On September 17, 2003, Mr. Aved was appointed as our President. The Executive Options are granted to Mr. Aved in consideration of his services as President of the Company.

REASON FOR THE PROPOSAL.

Our common stock is listed on the Nasdaq Stock Market's National Market System. The continued listing requirements of the Nasdaq Stock Market's National Market System generally require us to obtain shareholder approval prior to the issuance of a stock option or stock purchase plan pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain limited exceptions. Therefore, in order to remain in compliance with the Nasdaq listing standards, we may not grant the Executive Options unless and until the grant has been approved by our shareholders. If the shareholders do not approve the Executive Options at the Special Meeting, the Executive Options will not be granted. The Company believes it is in the best interest of the Company and its shareholders for the shareholders to approve the Executive Options so that the options will be issued.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

The following is a general discussion of the principal federal income tax consequences of the Executive Options grant.

CONSEQUENCES TO OPTIONEES. The optionee will recognize no income at the time Executive Options are granted. In general, at the time shares are issued to the optionee pursuant to exercise of the Executive Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares. The optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of the Executive Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Executive Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

CONSEQUENCES TO COMPANY. We generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Executive Options. In certain instances, we may be denied a deduction for compensation attributable to the Executive Options granted to an optionee to the extent that such compensation exceeds $1 million in a given year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2002.


                           NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE        NUMBER OF SECURITIES
                           BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING         REMAINING AVAILABLE FOR
                           OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND      FUTURE ISSUANCE UNDER EQUITY
                             WARRANTS AND RIGHTS                RIGHTS                  COMPENSATION PLANS
                           -----------------------    -------------------------    ----------------------------
Equity compensation
plans approved by
security holders                  6,376,487                     $8.89                        1,723,513
Equity compensation
plans not approved by
security holders                     --                           --                            --
                           -----------------------    -------------------------    ----------------------------
Total                             6,376,487                     $8.89                        1,723,513

BOARD RECOMMENDATION AND VOTE.

The shareholders will be asked at the Special Meeting to consider and act upon a proposal to approve the grant of such options. The proposal to approve the grant of such options requires the affirmative vote of a majority of the shares of common stock represented and entitled to vote at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE EXECUTIVE STOCK OPTION GRANT.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.



                                                      ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                              --------------------------------------     ----------------------------
                                                                        OTHER ANNUAL      NUMBER OF       ALL OTHER
NAME                         FISCAL YEAR      SALARY        BONUS       COMPENSATION     SECURITIES      COMPENSATION
----                            ENDED         ------        -----       ------------     UNDERLYING      ------------
PRINCIPAL POSITION(1)        DECEMBER 31,       ($)          ($)           ($)(2)          OPTIONS          ($)(3)
---------------------        ------------       ---          ---           ---             -------          ---
Gerard Guez.............         2002         450,000         --             --           1,000,000        50,000
   CEO and Chairman of           2001         450,000         --             --              --            50,000
   the Board of Directors        2000         469,234         --             --              --            50,000

Todd Kay(4) ............         2002         450,000         --             --           1,000,000        50,000
   President and  Vice           2001         450,000         --             --              --            50,000
   Chairman of Board             2000         469,234         --             --              --            50,000

Eddy Yuen(5)............         2002         350,000       45,000           --              50,000          --
   President of Fashion          2001         191,729       39,586        88,541(6)         100,000         8,849
   Resource (TCL), Inc.          2000         191,729      116,129        28,588(7)          --             8,849

Karen Wasserman.........         2002         345,000         --             --              --              --
  Executive Vice President       2001         334,768         --             --              50,000          --
  and General                    2000         338,154         --             --               5,000          --
  Merchandising Manager

Patrick Chow(8).........         2002         220,000       75,000           --              --              --
   Chief Financial               2001         160,000       30,000           --              --              --
   Officer                       2000         160,000         --             --              --              --
----------

(1) For a description of the employment contracts between certain officers and the Company, see "Employment Contracts," below.
(2) Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including car allowances, living and relocation expenses and director fees. The aggregate amount of such personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the officer.
(3) Represents the Company's contribution to defined contribution plans or, in the case of Messrs. Guez and Kay, contributions by the Company to a deferred compensation plan.
(4)      Mr. Kay resigned as President as of September 17, 2003.
(5) Mr. Yuen served as the Company's Chief Executive Officer from October 2001 through March 2003.
(6) During Mr. Yuen's stay in Mexico in fiscal 2001, Mr. Yuen's family in the U.S. received a living allowance of $36,000, car allowance of $12,000, house rental allowance of $26,000, medical insurance allowance of $6,000 and utilities allowance of $15,000.
(7) During Mr. Yuen's stay in Mexico in fiscal 2000, Mr. Yuen's family in the U.S. received a living allowance of $12,000, house rental allowance of $9,000 and medical insurance and utilities allowance of $7,000.
(8)      Mr. Chow was appointed Chief Financial Officer on January 7, 2002.

                          OPTION GRANTS IN FISCAL 2002

The following table sets forth certain information regarding the grant of stock options made during fiscal 2002 to the Named Executive Officers.


                                        PERCENT OF
                                          TOTAL
                                          OPTIONS                                     POTENTIAL
                         NUMBER OF      GRANTED TO                                REALIZABLE VALUE
                        SECURITIES       EMPLOYEES                                   AT ASSUMED
                        UNDERLYING          IN        EXERCISE                   RATE OF STOCK PRICE
                          OPTIONS         FISCAL      OR BASE     EXPIRATION      APPRECIATION FOR
NAME                      GRANTED         YEAR(3)     PRICE(4)       DATE          OPTION TERM(5)
----                    -------------   ----------    --------    ----------    ---------- ------------
                                                                                   5%           10%
                                                                                   --           ---
Gerard Guez.........     1,000,000(1)      32.7%       $5.50       5/15/12      3,458,920     4,508,920
Todd Kay............     1,000,000(1)      32.7%       $5.50       5/15/12      3,358,920     4,508,920
Eddy Yuen...........        50,000(2)      1.6%        $5.08       1/31/12        172,946       225,446
----------

(1)      The  stock   options  vest  and  become   exercisable   in  four  equal
         installments on each of November 11, 2002, May 15, 2003, May 15, 2004 and May 15, 2005.

(2)      These  stock  options  vest  and  become   exercisable  in  four  equal
         installments on each of January 31, 2002, July 31, 2002, January 31, 2003 and January 31, 2004.

(3) Options covering an aggregate of 3,054,000 shares were granted to employees during fiscal 2002.

(4) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(5) The potential realizable value is based on the assumption that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the common stock.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2002, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on The Nasdaq National Market on December 31, 2002 ($4.09 per share).


                          SHARES                     NUMBER OF SECURITIES
                         ACQUIRED                   UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                            ON         VALUE              OPTIONS AT               IN-THE-MONEY OPTIONS AT
                         EXERCISE    REALIZED          DECEMBER 31, 2002              DECEMBER 31, 2002
                         --------    --------    -----------------------------   ----------------------------
NAME                                             EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                             -----------     -------------   -----------    -------------
Gerard Guez..........       --          --          1,016,668          750,000       --               --
Todd Kay.............       --          --            683,332          750,000       --               --
Eddy Yuen............       --          --            204,000           87,500       --               --
Karen Wasserman......       --          --             85,000           25,000       --               --
Patrick Chow.........       --          --             32,000           30,000       --               --


                             DIRECTORS' COMPENSATION

We pay to each director who is not employed by the Company $4,000 per month for attending meetings of the Board of Directors and committees of the Board of Directors, and reimburses such person for all expenses incurred by him in his capacity as a director of the Company. In addition, the Chairman of each committee receives $2,000 per year for such service. The Board of Directors may modify such compensation in the future. In addition, each director not employed by the Company, upon joining the Board of Directors, will receive an option to purchase 20,000 shares of our common stock and, thereafter, an option to purchase 4,000 shares of common stock on the date of each annual meeting at which such person is reelected to serve as a director. Such options will have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable so long as the recipient continues to serve as a director in four equal annual installments commencing on the first anniversary of the grant thereof, and expire on the tenth anniversary of the date of grant.

                       EMPLOYMENT AND SEVERANCE AGREEMENTS

The Company has entered into employment contracts with the following Named Executive Officers.

Pursuant to an employment contract dated as of January 1, 1998, as amended on January 10, 2000 and as of April 1, 2003 (the "Guez Agreement"), Gerard Guez has been employed as the Chairman of the Board and Chief Executive Officer of the Company. The Guez Agreement initially provided that Mr. Guez receive an annual salary of $1,000,000 and, provided the Company reports specified amounts of pre-tax income as set forth in the agreement, an annual bonus of up to $2,000,000 and an option to purchase up to 666,668 shares of common stock. The Guez Agreement was amended on January 10, 2000 to provide for a reduction of the annual base salary to $500,000 and to extend the expiration of the agreement from December 31, 2002 to March 31, 2003. As of April 1, 2003, the Guez Agreement was further amended to extend the agreement until March 31, 2006. As amended, the Guez Agreement currently provides for Mr. Guez to receive an annual salary of $500,000 for the period from April 1, 2003 through March 31, 2004, $750,000 for the period from April 1, 2004 through March 31, 2005, and $1,000,000 for the period from April 1, 2005 through March 31, 2006, as well as an annual bonus based on a percentage of the Company's pre-tax income for the period. Mr. Guez resigned as Chief Executive Officer in October 2001, but was re-appointed to this position in March 2003.

Pursuant to an employment contract dated as of January 1, 1998, as amended on January 10, 2000 and as of April 1, 2003 (the "Kay Agreement"), Todd Kay has been employed as the President of the Company. The Kay Agreement initially provided that Mr. Kay receive an annual salary of $1,000,000 and, provided the Company reports specified amounts of pre-tax income as set forth in the agreement, an annual bonus of up to $2,000,000 and an option to purchase up to 333,332 shares of common stock. The Kay Agreement was amended on January 10, 2000 to provide for a reduction of the annual base salary to $500,000 and to extend the expiration of the agreement from December 31, 2002 to March 31, 2003. As of April 1, 2003, the Kay Agreement was further amended to extend the agreement until March 31, 2006. As amended, the Kay Agreement currently provides for Mr. Kay to receive an annual salary of $500,000 for the period from April 1, 2003 through March 31, 2004, $750,000 for the period from April 1, 2004 through March 31, 2005, and $1,000,000 for the period from April 1, 2005 through March 31, 2006, as well as an annual bonus based on a percentage of the Company's pre-tax income for the period. Mr. Kay resigned as President in September 2003, but continues to serve as Vice Chairman of the Board of Directors.

Pursuant to an employment contract dated January 7, 2002, as amended effective January 1, 2003 (the "Chow Contract"), Patrick Chow has been employed as Chief Financial Officer of the Company. The Chow Contract provides for an annual base salary of $250,000. The contract will be subject to automatic renewal annually and either party must give 60 days notice of intent to terminate employment prior to the annual renewal date.

                             EMPLOYEE BENEFIT PLANS

The Company has adopted the Tarrant Apparel Group Employee Incentive Plan (the "Employee Incentive Plan"). Up to 5,100,000 shares of our common stock are authorized to be issued pursuant to the Employee Incentive Plan. The Employee Incentive Plan currently provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other performance-based benefits. The purpose of the Employee Incentive Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits. The Employee Incentive Plan is administered by the Compensation Committee of the Board of Directors. As of December 31, 2002, there were 3,376,487 shares of our common stock subject to outstanding options, 1,723,513 shares (subject to adjustment to prevent dilution) available for awards granted under the Employee Incentive Plan.

In 1994, the Company adopted a Profit Sharing 401(k) Plan (the "Profit Sharing Plan") which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. To be eligible, an employee must have been employed by the Company for at least one year. The Profit Sharing Plan permits employees who have completed one year of service to defer from 1% to 15% of their annual compensation into the Profit Sharing Plan. Additional annual contributions may be made at the discretion of the Company, and a 50% (100% effective July 1, 1995) matching contribution may be made by the Company up to a maximum of 6% (5% effective July 1, 1995) of a participating employee's annual compensation. Contributions made by the Company vest according to a schedule set forth in the Profit Sharing Plan.

In 1992, Tarrant HK adopted a National Mutual Central Provident Fund (the "Provident Fund") which has been approved under Section 87A of the Inland Revenue Ordinance by the Inland Revenue Department of Hong Kong. To be eligible, an employee must have been employed by Tarrant HK for at least one service to defer 5% of their annual compensation into the Provident Fund. Annual matching contributions are made by Tarrant HK. Contributions made by Tarrant HK vest according to a schedule set forth in the Provident Fund.

For 2003, the Company adopted an Incentive Compensation Plan for executives and employees based on specific goals and criteria. If the Company is able to reach certain revenue targets in 2003, incentive payments will be distributed, but the amounts will depend in part on individual performance as well.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

The Compensation Committee of our Board of Directors currently consists of Messrs. Koffman, Mizrachi and Simbal, Russ and Farouze. Mr. Aved also served as a member of the Compensation Committee until September 2003. None of these individuals was an officer or employee of the Company at any time during fiscal 2002. No current executive officer of the Company has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors or Compensation Committee has served as an executive officer.

PRINCIPAL SHAREHOLDERS

The following table sets forth as of October 15, 2003, unless otherwise indicated, certain information relating to the ownership of our common stock by
(i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of the Company's directors, (iii) each of our Chief Executive Officer and other four most highly compensated executive officers, and (iv) all of the Company's directors, Chief Executive Officer and other four most highly compensated executive officers as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 3151 East Washington Blvd., Los Angeles, CA 90023, unless otherwise set forth below such person's name.


NAME AND ADDRESS                                                   NUMBER OF SHARES OF       PERCENT (1)
----------------                                                      COMMON STOCK           -----------
                                                                 BENEFICIALLY OWNED (1)
                                                                 ----------------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gerard Guez, CEO & Chairman of Board of Directors................     6,861,519  (2)            34.5%
Todd Kay, Vice Chairman of Board of Directors....................     3,499,999  (3)            17.9%
Karen Wasserman, Executive VP - General Merchandising Manager....       130,000  (4)              *
Barry Aved, President & Director.................................        82,000  (5)              *
Patrick Chow, CFO & Director.....................................        32,000  (6)              *
Joseph Mizrachi, Director........................................        11,000  (6)              *
Mitchell Simbal, Director........................................        10,000  (6)              *
Milton Koffman, Director.........................................        10,000  (6)              *
Larry Russ, Director.............................................             -                   -
Stephane Farouze, Director.......................................             -                   -

5% HOLDERS:
Rosa Lisette Nacif Benavides.....................................     3,000,000  (7)            16.1%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
Kamel Nacif Borge................................................     2,724,000  (8)            13.9%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
Jamil Textil, S.A. de C.V........................................     1,724,000  (9)             9.3%
    Edgar Allen #231, Col. Polanco, C.P. 11550, Mexico, D.F.
Lord, Abbett & Co................................................     1,162,234  (10)            6.2%
    90 Hudson Street, Jersey City, NJ 07302
Emerald Point Inc................................................     1,019,093  (11)            5.5%
    P.O. Box CR-54697, Nassau, Bahamas

Directors and officers as a group (10 persons)...................    10,636,518  (12)           50.7%

*      Less than one percent.
----------

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at October 15, 2003. Percentage ownership is based upon 18,597,443 shares of common stock issued and outstanding as of October 15, 2003.
(2) Includes 461,518 shares held by GKT Investments, LLC, a Delaware limited liability company owned 100% by Mr. Guez and 1,266,668 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to December 14, 2003. Mr. Guez has pledged an aggregate of


                                       16


         5,494,851 of such shares to financial institutions to secure the repayment of loans to Mr. Guez or corporations controlled by Mr. Guez.
(3) Includes 933,332 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to December 14, 2003. Mr. Kay has pledged an aggregate of 1,015,000 of such shares to financial institutions to secure the repayment of loans to Mr. Kay or corporations controlled by the Mr. Kay.
(4) Includes 85,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to December 14, 2003.
(5) Includes 22,000 shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to December 14, 2003.
(6) Consists of shares of common stock reserved for issuance upon exercise of stock options, which are or will become exercisable on or prior to December 14, 2003.
(7)      As disclosed on Schedule 13G as filed on June 24, 2003.
(8) Includes 1,724,000 shares held by Jamil Textil, S.A. de C.V. ("Jamil Textil") and 1,000,000 shares issuable upon exercise of stock options held by Mr. Nacif which are or will become exercisable on or prior to December 14, 2003. Mr. Nacif is a principal shareholder and President of Jamil Textil and in such role may be deemed to beneficially own shares held by Jamil Textil. Mr. Nacif disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Certain information regarding the beneficial ownership of Mr. Nacif and Textil is taken from a Schedule 13G as filed on March 27, 2003.
(9) Information regarding the beneficial ownership of Textil is taken from a Schedule 13G as filed on March 27, 2003.
(10)     As disclosed on Schedule 13G/A filed on January 28, 2002.
(11)     As disclosed on Schedule 13D filed on September 13, 2002.
(12) Includes 2,370,000 shares of common stock reserved for issuance upon exercise of stock options that are or will become exercisable on or prior to December 14, 2003.

The information as to shares beneficially owned has been individually furnished by the respective directors, executive officers, and other shareholders, or taken from documents filed with the SEC.


SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by December 26, 2003. In addition, in the event a shareholder proposal is not received by us by March 11, 2004, the Proxy to be solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2004 Annual Meeting. Upon any determination by us that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.


SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. We will bear the cost of solicitation by management. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, TARRANT APPAREL GROUP, 3151 EAST WASHINGTON BOULEVARD, LOS ANGELES, CALIFORNIA 90023.


                                          ON BEHALF OF THE BOARD OF DIRECTORS

                                          ------------------------------------
                                          GERARD GUEZ, CHAIRMAN OF THE BOARD



3151 East Washington Boulevard
Los Angeles, California 90023
______________, 2003

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              TARRANT APPAREL GROUP

The undersigned Gerard Guez and Patrick Chow certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Tarrant Apparel Group, a California corporation.

2. ARTICLE THREE of the Articles of Incorporation of this corporation is replaced in its entirety with the following:

              "THREE: This corporation is authorized to issue two classes of shares of stock designated, respectively, "Common Stock" and "Preferred Stock." The number of shares of Common Stock authorized to be issued is 100,000,000 and the number of shares of Preferred Stock authorized to be issued is 2,000,000, all of which shall be without par value."

3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with
         Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 18,597,443 shares of Common Stock and 881,732 shares of Series A Convertible Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock.

I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.


DATE:  _____________________


                                           -------------------------------------
                                           Gerard Guez, Chief Executive Officer


                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer

                              TARRANT APPAREL GROUP
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a shareholder of TARRANT APPAREL GROUP, a California corporation (the "Company"), hereby nominates, constitutes and appoints Gerard Guez and Patrick Chow, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Company, to be held on December 4, 2003, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To  approve  the  issuance  of  up to  8,817,320  shares  of  common stock issuable upon conversion of the outstanding shares of Series A Preferred Stock.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

Proposal 2. To  approve  an  amendment to  the  Company's  Amended and  Restated
            Articles of Incorporation to increase the authorized number of shares common stock from 35,000,000 to 100,000,000.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

Proposal 3. To approve the grant of options to purchase 400,000 shares of common stock to our President.

            |_| FOR                |_| AGAINST              |_| ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying Proxy Statement dated November ___, 2003, relating to the Special Meeting.

                                        Dated:___________________________, 2003

                                        Signature:_____________________________

                                        Signature:_____________________________
                                                  Signature(s) of Shareholder(s)
                                                  (See Instructions Below)

                                        The    Signature(s)     hereon    should
                                        correspond  exactly  with the name(s) of
                                        the  Shareholder(s)   appearing  on  the
                                        Share  Certificate.  If  stock  is  held
                                        jointly,  all joint owners  should sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Special Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE